STOCK PURCHASE AGREEMENT

      THIS AGREEMENT (this "Agreement"), entered into as of the 29 day of June 2005, is made by and among those individuals set forth on Exhibit 1 annexed hereto (each a "Seller" or collectively the "Sellers"), and those individuals set forth on Exhibit 1 annexed hereto (each a "Buyer" or collectively the "Buyers").

      WHEREAS, the Sellers own an aggregate of 2,475,000 shares of common stock of IBHAS TECHNOLOGIES INC. ("IBHAS" or the "Company"), a Nevada corporation traded on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board System and are prepared to sell 2,100,000 shares of such common stock (the "Shares"), such Shares representing approximately 76.6% of the issued and outstanding shares of the common stock of the Company; and

      WHEREAS, Sellers desire to sell to Buyer, and Buyer wishes to purchase the Shares from Sellers, the Shares, pursuant to the terms and conditions of this Agreement; and

      WHEREAS, the Company desires to facilitate the transactions set forth herein.

      NOW, THEREFORE, in consideration of the representations, warranties and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

 1.1 Definitions. In this Agreement the following terms will have the following meanings:

      (a)   "Agreement" means this Stock Purchase Agreement;

      (b)   "Closing"  means  the  completion,  on  the  Closing  Date,  of  the transactions  contemplated  hereby  in  accordance  with  Article  7 hereof;

      (c)   "Closing Date" means the date hereof;

      (d) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as the parties hereto may mutually agree upon;

      (e) "IBHAS Accounts Payable and Liabilities" means all accounts payable and liabilities of IBHAS, due and owing or otherwise constituting a binding obligation of IBHAS (other than a IBHAS Material Contract) as of the Closing Date as set forth is Schedule "A" hereto;

      (f) "IBHAS Accounts Receivable" means all accounts receivable and other debts owing to IBHAS, as of the Closing Date as set forth in Schedule "B" hereto;

      (g) "IBHAS Assets" means all the property and assets of the IBHAS Business of every kind and description wherever situated including, without limitation, IBHAS Equipment, IBHAS Inventory, IBHAS Material Contracts, IBHAS Accounts Receivable, IBHAS Cash, IBHAS Intangible Assets and IBHAS Goodwill, and all credit cards, charge cards and banking cards issued to IBHAS;

      (h) "IBHAS Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of IBHAS or relating to the IBHAS Business as set forth in Schedule "C" hereto;

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                                      -2-


      (i) "IBHAS Business" means all aspects of any business conducted by IBHAS;

      (j) "IBHAS Cash" means all cash on hand or on deposit to the credit of IBHAS on the Closing Date;

      (k) "IBHAS Common Shares" means the shares of common stock in the capital of IBHAS;

      (l) "IBHAS Debt to Related Parties" means the debts owed by IBHAS to any affiliate, director or officer of IBHAS as described in Schedule "E" hereto;

      (m) "IBHAS Equipment" means all machinery, equipment, furniture, and furnishings owned leased or used in the IBHAS Business, including, without limitation, the items more particularly described in Schedule "E" hereto;

      (n) "IBHAS Financial Statements" means, collectively, the unaudited financial statements of IBHAS for the three month period ended December 31, 2004 and if available, audited consolidated financial statements of IBHAS for the fiscal year ended March 31, 2005 as filed on EDGAR;

      (o) "IBHAS Goodwill" means the goodwill of the IBHAS Business including the right to all corporate, operating and trade names associated with the IBHAS Business, or any variations of such names as part of or in connection with the IBHAS Business, all books and records and other information relating to the IBHAS Business, all necessary licenses and authorizations and any other rights used in connection with the IBHAS Business;

      (p) "IBHAS Insurance Policies" means the public liability insurance and insurance against loss or damage to the IBHAS Assets and the IBHAS Business as described in Schedule "G" hereto;

      (q) "IBHAS Intangible Assets" means all of the intangible assets of IBHAS, including, without limitation, IBHAS Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of IBHAS;

      (r) "IBHAS Inventory" means all inventory and supplies of the IBHAS Business as of the Closing Date as set forth in Schedule "H" hereto;

      (s) "IBHAS Material Contracts" means the burden and benefit of and the right, title and interest of IBHAS in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which IBHAS is entitled whereunder IBHAS is obligated to pay or entitled to receive the sum of $5,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "J" hereto; and

      (t)   "Shares" shall have the meaning set forth in the Recitals.

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                                      -3-


      Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

1.2 Captions and Section Numbers. The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

1.3 Section References and Schedules. Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement.

1.4 Severability of Clauses. If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                PURCHASE AND SALE

2.1 Transfer of Shares. The Sellers hereby sell, assign, transfer and convey to the Buyers, and the Buyers hereby purchase and accept from the Sellers, all of the Shares, free and clear of all encumbrances, liens, charges and claims. The Buyers acknowledge that the Shares are restricted and that the transfer will create a new restricted period under Rule 144 promulgated under the Securities Act (defined below).

2.2 Purchase Price; Payment. The purchase price for the Shares is One Hundred Fifty Thousand Dollars ($150,000) (the "Purchase Price") and shall be paid by Buyer to the Sellers on the date hereof by wire transfer of immediately available funds or bank or certified check in accordance with Exhibit 1.

                                    ARTICLE 3
                 SELLERS' AND IBHAS' REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties. The Sellers jointly and severally represent and warrant in all material respects to the Buyer, with the intent that the Buyer will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

The Sellers

      (a) Power and Capacity. Each Seller has the power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes each Seller's valid, legal and binding obligation and is enforceable against such Seller in accordance with its terms, subject, however, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in equity or at law;

      (b)

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                                      -4-


IBHAS - Corporate Status and Capacity

      (c) Incorporation. IBHAS is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

      (d) Carrying on Business. IBHAS does not currently conduct business, except for the actual operations of the corporation, which are carried on in the State of Nevada and does not carry on any other material business activity in any other jurisdictions. IBHAS is duly authorized to carry on such business in the State of Nevada. The nature of the IBHAS Business does not require IBHAS to register or otherwise be qualified to carry on business in any other jurisdictions;

      (e) Corporate Capacity. IBHAS has the corporate power, capacity and authority to own the IBHAS Assets;

      (f) Reporting Status; Listing. IBHAS is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), IBHAS Common Shares are quoted on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board System (the "OTC Bulletin Board"). Except as set forth on Schedule 3.1(f) hereto, IBHAS has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the IBHAS was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and, while not having filed all such SEC Documents prior to the expiration of any extension(s), is nevertheless current with respect to its Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933 (the "Securities Act") and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of such SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances  under  which  they were  made,  not  misleading.  All material agreements to which IBHAS is a party or to which the property or assets of IBHAS are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of IBHAS included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of IBHAS and the results of its operations and cash flows for the periods then ended. IBHAS' Common Stock is listed on the OTC Bulletin Board and, except as set forth on Schedule 3.1(f), IBHAS is not aware of any facts which would make IBHAS' Common Stock ineligible for quotation on the OTC Bulletin Board;

IBHAS - Capitalization

      (g) Authorized Capital. The authorized capital of IBHAS consists of 25,000,000 IBHAS Common Shares, $0.001 par value, of which 2,740,000 IBHAS Common Shares are presently issued and outstanding;

      (h) No Option. No person, firm or corporation has any agreement, warrant or option or any right capable of becoming an agreement or option for the acquisition of IBHAS Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of IBHAS;

IBHAS - Records and Financial Statements

      (i) Charter Documents. The charter documents of IBHAS have not been altered since its incorporation, except as filed in the record books of IBHAS;

      (j) Corporate Minute Books. The corporate minute books of IBHAS are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by IBHAS , which required director or shareholder approval, are reflected on the corporate minute books of IBHAS . IBHAS are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

      (k) IBHAS Financial Statements. The IBHAS Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of IBHAS, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the IBHAS Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (l) IBHAS Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of IBHAS which are not disclosed in Schedule "A" hereto or reflected in the IBHAS Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the IBHAS Financial Statements, and neither IBHAS have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of IBHAS as of the Closing Date;

      (m) IBHAS Accounts Receivable. All the IBHAS Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of IBHAS, any claim by the obligor for set-off or counterclaim;

      (n) IBHAS Bank Accounts. All of the IBHAS Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "C" hereto;

      (o)   No Debt to Related  Parties.  Except as  disclosed  in Schedule  "D"
            hereto, IBHAS is not, and on the Closing Date will not be, materially indebted to any affiliate, director or officer of IBHAS except accounts payable on account of bona fide business transactions of IBHAS incurred in normal course of the IBHAS Business, including employment agreements, none of which are more than 30 days in arrears;

      (p) No Related Party Debt to IBHAS. No director or officer or affiliate of IBHAS is now indebted to or under any financial obligation to IBHAS on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

      (q) No Dividends. Except as set forth on Schedule 3.1(q), no dividends or other distributions on any shares in the capital of IBHAS have been made, declared or authorized since the date of IBHAS Financial Statements;

      (r) No Payments. Except as set forth on Schedule 3.1(r), no payments of any kind have been made or authorized since the date of the IBHAS Financial Statements to or on behalf of officers, directors, shareholders or employees of IBHAS or under any management agreements with IBHAS, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (s) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting IBHAS ;

      (t)   No Adverse Events. Since the date of the IBHAS Financial Statements

            (i) there has not been any material adverse change in the financial position or condition of IBHAS, its liabilities or the IBHAS Assets or any damage, loss or other change in circumstances materially affecting IBHAS, the IBHAS Business or the IBHAS Assets or IBHAS' right to carry on the IBHAS Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting IBHAS, the IBHAS Business or the IBHAS Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by IBHAS to any of IBHAS' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the IBHAS Business has been and continues to be carried on in the ordinary course,

            (v) IBHAS has not waived or surrendered any right of material value,

            (vi) IBHAS has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital  expenditures  in excess of $5,000  individually or
                  $10,000 in total have been authorized or made.

IBHAS - Income Tax Matters

      (u) Tax Returns. All tax returns and reports of IBHAS required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by IBHAS or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (v) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by IBHAS. IBHAS is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

IBHAS - Applicable Laws and Legal Matters

      (w) Licenses. IBHAS holds all licenses and permits as may be requisite for carrying on the IBHAS Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the IBHAS Business;

      (x) Applicable Laws. IBHAS has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the IBHAS Business (greater than $2,500), and IBHAS is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the IBHAS Business;

      (y) Pending or Threatened Litigation. There is no material (greater than $2,500) litigation or administrative or governmental proceeding pending or, to Sellers' or IBHAS' knowledge, threatened against or relating to IBHAS, the IBHAS Business, or any of the IBHAS Assets nor does IBHAS has any knowledge of any deliberate act or omission of IBHAS that would form any material basis for any such action or proceeding;

      (z) No Bankruptcy. IBHAS has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against IBHAS and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of IBHAS ;

      (aa) Labor Matters. IBHAS is not party to any collective agreement relating to the IBHAS Business with any labor union or other association of employees and no part of the IBHAS Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of IBHAS, has made any attempt in that regard;


      (bb) Finder's Fees. IBHAS is not party to any agreement which provides for the payment of brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein

Execution and Performance of Agreement

      (cc) Authorization and Enforceability. The completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of IBHAS;

      (dd) No Violation or Breach. The execution and performance of this Agreement will not:

            (i) Violate the charter documents of IBHAS or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which IBHAS is a party,

            (ii) Give any person any right to terminate or cancel any agreement including, without limitation, the IBHAS Material Contracts, or any right or rights enjoyed by IBHAS,

            (iii) Result  in any  alteration  of  IBHAS'  obligations  under any agreement to which IBHAS is a party including, without limitation, the IBHAS Material Contracts,

            (iv) Result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the IBHAS Assets,

            (v) Result in the imposition of any tax liability to IBHAS relating to the IBHAS Assets, or

            (vi)  Violate any court order or decree to which IBHAS is subject;

IBHAS Assets - Ownership and Condition

      (ee) Business Assets. The IBHAS Assets comprise all of the property and assets of the IBHAS Business, and no other person, firm or corporation owns any assets used by IBHAS in operating the IBHAS
            Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "H" hereto;

      (ff) Title. IBHAS are the legal and beneficial owner of the IBHAS Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "H" hereto;

      (gg) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the IBHAS Assets;

      (hh) IBHAS Insurance Policies. IBHAS maintain the public liability insurance and insurance against loss or damage to the IBHAS Assets and the IBHAS Business as described in Schedule "G" hereto;

      (ii) IBHAS Material Contracts. The IBHAS Material Contracts listed in Schedule "I" constitute all of the material contracts of IBHAS ;

      (jj) No Default. There has not been any default in any material obligation of IBHAS or any other party to be performed under any of the IBHAS Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and IBHAS is not aware of any default in the obligations of any other party to any of the IBHAS Material Contracts;

      (kk) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of IBHAS. IBHAS is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

IBHAS Assets - IBHAS Equipment

      (ll) IBHAS Equipment. The IBHAS Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

IBHAS Assets - IBHAS Goodwill and Other Assets

      (mm) IBHAS Goodwill. IBHAS does not carry on the IBHAS Business under any other business or trade names. IBHAS does not have any knowledge of any infringement by IBHAS of any patent, trademarks, copyright or trade secret;

IBHAS Business

      (nn) Maintenance of Business. Since the date of the IBHAS Financial Statements, IBHAS has not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

      (oo) IBHAS does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

IBHAS - Shares

      (pp) Shares. The Shares when delivered to the Buyer shall be validly issued and outstanding as fully paid and non-assessable shares and the Shares shall be transferable upon the books of IBHAS, in all cases subject to the provisions and restrictions of all applicable securities laws.

3.2 Survival. The representations and warranties of the Sellers contained herein will be true at and as of the date hereof in all material respects. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Buyer, the representations and warranties of the Sellers shall survive the Closing and be effective for a period of twenty four (24) months from the date hereof.

3.3 Indemnity. The Sellers agree to indemnify and save harmless the Buyer from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Sellers to defend any such claim), resulting from the breach by them of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by IBHAS to the Buyer hereunder (collectively, "Losses").

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

4.1 Representations and Warranties. The Buyer represents and warrants in all material respects to IBHAS, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

      (a) Power and Capacity. Buyer has the power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes Buyer's valid, legal and binding obligation and is enforceable against it in accordance with its terms, subject, however, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in equity or at law;

      (b) No Conflict. Neither the execution and delivery of this Agreement by Buyer, nor compliance with any of the provisions hereof, nor the consummation of the transactions contemplated hereby, will: (a) result in a default, or give rise to any right of termination, cancellation or acceleration, under any term, condition or provision of any contract or other instrument or obligation to which Buyer is a party or by which its assets may be bound; or (b) violate any order, writ, injunction or decree applicable to Buyer, or any of its properties or assets.

      (c) Legal Proceedings, Etc. There is no legal, equitable, administrative or arbitration action, suit, proceeding or known investigation pending or threatened against or affecting Buyer. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against Buyer and there is no basis for any action, suit, proceeding or investigation against Buyer.

      (d) Investment Purpose. Buyer is purchasing the Shares for its own account, for investment purposes only, and without the intent to distribute such Shares. Buyer understands that the Shares may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws. Buyer understands that the Shares are "restricted securities" within the meaning of Rule 144(3) of the Securities Act and may not be resold publicly under Rule 144 until certain holding period and other requirements are met.

4.2 Survival. The representations and warranties of the Buyer contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Sellers, the representations and warranties of the Buyer shall survive the Closing and be effective for a period of twenty four (24) months from the date hereof.

4.3 Indemnity. The Buyer agrees to indemnify and save harmless the Sellers and IBHAS from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Buyer to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Buyer hereunder.

                                    ARTICLE 5
                                FURTHER COVENANTS

5.1 Legend. The Buyer agrees to the imprinting of the following legend on any certificates representing the Shares:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144(3) OF THE SECURITIES ACT AND MAY NOT BE RESOLD PUBLICLY UNDER RULE 144 UNTIL CERTAIN HOLDING PERIOD REQUIREMENTS ARE MET."

5.2 Expenses of the Parties. Except as otherwise expressly provided in this Agreement, all expenses involved in the preparation, negotiation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants, shall be borne solely by the party who shall have incurred the same, and no other party shall have any responsibility with respect thereto.

5.3 Reporting. After the Closing, the Buyer shall take all reasonably required actions to ensure the fulfillment of the filing obligations of IBHAS under the Exchange Act in connection with the transactions contemplated herein. Pursuant to Rule 425 under the Securities Act. The Company shall file a reporting Form 8-K four (4) days after the execution of this Agreement.

5.4 Further Assurances. Each party shall cooperate with the other, take such further action and execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the terms and purposes of this Agreement.

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

6.1 Conditions Precedent to Closing in favor of the Sellers. The Sellers' obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the
Closing:

      (a) all documents or copies of documents required to be executed and delivered to the Sellers hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Buyer at or prior to the Closing will have been complied with or performed;

      (c) Buyer will have delivered the Purchase Price to the Sellers at or prior to the Closing; and

      (d) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

6.2 Waiver by the Sellers. The conditions precedent set out in the preceding section are inserted for the exclusive benefit of the Sellers and any such condition may be waived in whole or in part by the Sellers at or prior to Closing by delivering to the Buyer a written waiver to that effect signed by the Sellers. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, the Sellers shall be released from all obligations under this Agreement.

6.3 Conditions Precedent to Closing in Favor of the Buyer. The obligation of the Buyer to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the
Closing:

      (a) all documents or copies of documents required to be executed and delivered to the Buyer hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Sellers or IBHAS at or prior to the Closing will have been complied with or performed;

      (c) The Sellers will have delivered the Shares along with medallion guaranteed stock powers to the Buyer at the Closing;

      (d) title to the Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

      (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

      (f) the satisfaction of all liabilities of IBHAS on or prior to the Closing Date;

      (g) IBHAS and the Sellers shall be current in their respective filing obligations with the Securities and Exchange Commission.

6.4 Waiver by the Buyer. The conditions precedent set out in the preceding section are inserted for the exclusive benefit of the Buyer and any such condition may be waived in whole or in part by the Buyer at or prior to the Closing by delivering to the Sellers a written waiver to that effect signed by the Buyer. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing the Buyer shall be released from all obligations under this Agreement.


                                    ARTICLE 7
                                     CLOSING

7.1 Closing. The sale of the Shares and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

7.2 Closing Deliveries of the Buyer. On or before the Closing, the Buyer will deliver or cause to be delivered to the Sellers:

      (a)   this Agreement, duly executed by the Buyer;

      (b)   the Purchase Price;

      (c) all reasonable consents or approvals required to be obtained by the Buyer for the purposes of completing the transaction contemplated herein and preserving and maintaining the interests of the Buyer; and

      (d) such other documents as IBHAS may reasonably require to give effect to the terms and intention of this Agreement.

7.3 Closing Deliveries of the Sellers. On or before the Closing, the Sellers shall deliver or cause to be delivered to the Buyer:

      (a)   this Agreement, duly executed by the Sellers;

      (b) share certificates representing the Shares, along with medallion guaranteed stock powers;

      (c) resignations of Ben West and Mohanad Shurrab as officers of IBHAS as of the Closing Date;

      (d) a certified copy of a resolution of the directors of IBHAS dated as of the Closing Date appointing the nominees of the Buyer as officers and/or Directors of the Buyer;

      (e) an undated resolution of the directors of IBHAS appointing the nominee of the Buyer listed below in Article 8 to the board of directors of IBHAS;

      (f)   undated resignation of Ben West as a director of IBHAS;

      (g) resignation of Mohanad Shurrab as director of IBHAS dated as of the Closing Date;

      (h) all reasonable consents or approvals required to be obtained by the Buyer for the purposes of completing the transaction contemplated herein and preserving and maintaining the interests of the Buyer; and

(i) such other documents as the Buyer may reasonably require to give effect to the terms and intention of this Agreement.

                                    ARTICLE 8
                              POST-CLOSING MATTERS

      Forthwith after the Closing, the Buyer and the Sellers agree to use all their respective best efforts to:

(a) file with the Securities and Exchange Commission a report on Form 14(f) disclosing the change in control of IBHAS and, 10 days after such filing, date the resolutions appointing to the board of directors of IBHAS Jack Hornstein and forthwith date and accept the resignation of Ben West as a director of IBHAS;

(b) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement; and

(c) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Shares by the Buyer.


                                    ARTICLE 9
                               GENERAL PROVISIONS

9.1 Arbitration. The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in New York, New York County.

9.2 Notice. Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

9.3 Addresses for Service. The address for service of notice of each of the parties hereto is as follows:

      (a)   the Sellers: _____________

            3061 West 15th Avenue
            Vancouver, British Columbia, Canada V6K 3A5


      with a copy to:

            Clark Wilson LLP
            800-885 West Georgia Street
            Vancouver, B.C. Canada V6C 3H1
            Attention: Bernard Pinsky


      (b)   the Buyers: To the address set forth in Exhibit 1


      with a copy to:   Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, New York 10018
                  Attention:   Sanny J. Barkats

9.4 Change of Address. Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

9.5 Amendment. This Agreement may be amended only by a writing executed by each of the parties hereto.

9.6 Entire Agreement. The provisions contained herein constitute the entire agreement among the Buyer and the Sellers respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among the Buyer and the Sellers with respect to the subject matter hereof.

9.7 Enurement. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

9.9 Assignment. This Agreement is not assignable without the prior written consent of the parties hereto.

9.10 Counterparts. This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

9.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State. The parties agree to be subject to the jurisdiction and venue of the state and federal courts located in Nevada.



                   [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.


                                          The Sellers:

                                                /s/ Mohanad Shurrab
                                                --------------------------------
                                                Mohanad Shurrab

                                                /s/ Abdellatif Anabtawi
                                                --------------------------------
                                                Abdellatif Anabtawi

                                                /s/ Benjamin West
                                                --------------------------------
                                                Benjamin West

                                          The Buyers:

                                                /s/ Ben Zion Shiftan
                                                --------------------------------
                                                Ben Zion Shiftan

                                                /s/Alexander G. Roizman
                                                --------------------------------
                                                Alexander G. Roizman

                                                /s/ Frida Liberman
                                                --------------------------------
                                                Hagit Akerman

                                                Roxelane iic

                                                By: /s/ Hagit Akerman
                                                --------------------------------
                                                Name: Hagit Akerman
                                                Title: Manager

                                                /s/ Haim Ashkenazi
                                                --------------------------------
                                                Haim Ashkenazi
                                                I.A.A.T limited

                                                By: /s/ Itzhak Toub
                                                --------------------------------
                                                Name: Itzhak Toub
                                                Title: Director

                                                /s/ Fredy Ornath
                                                --------------------------------
                                                Fredy Ornath

                                                /s/Refael Plat
                                                --------------------------------
                                                Refael Plat

                                                The S.Z Management Corporation

                                                By: /s/ Gerhard Burscher
                                                --------------------------------
                                                Name: Gerhard Burscher
                                                Title: Director

                                                /s/ Schlomo Friedman
                                                --------------------------------
                                                Shlomo Friedman

                                   Schedule A


                        Outstanding material Liabilities

$30,000 owing to affiliates

                                   Schedule B

                               Accounts Receivable

None

                                   Schedule C

                                  Bank Accounts

Bank of Montreal, Main Branch, Vancouver
595 Burrard Street, Vancouver, B.C. Canada

Signing authorities: Mohanad Shurrab and Ben West

                                   Schedule D

               Shareholder Loans Outstanding and due to directors:

None


                                   Schedule E

                                    Equipment

Office stationary, pens, etc. of which all are owned outright


                                   Schedule G

                               Insurance Policies

None

                                   Schedule H

                                    Inventory

None

                                   Schedule I

                               Material Contracts

None that may not be terminated immediately


                                 Schedule 3.1(f)

                   Filing deficiencies, ineligibility for OTC

No exceptions of which Sellers are aware

                                 Schedule 3.1(q)

                                    Dividends

None declared

                                 Schedule 3.1(r)

      Payments to officers or directors since date of Financial Statements

None

                                    Exhibit 1

1.    Sellers:

Mohanad Shurrab         37,500 shares
Abdellatif Anabtawi     1,062,500 shares
Ben West                1,000,000 common shares

2.    Buyers:

-------------------------- ------------------------ ----------------------------------------------- ------------------
Name                       If an Entity             Address                                         Number of shares
-------------------------- ------------------------ ----------------------------------------------- ------------------
Ben Zion Shiftan                                    8 Sirkis St.                                    71,251
                                                    Jerusalem, Israel, 96436
-------------------------- ------------------------ ----------------------------------------------- ------------------
Alexander G. Roizman                                P.O.B 212 Mizpeh                                42,917
                                                    Jericho, Israel, 90651
-------------------------- ------------------------ ----------------------------------------------- ------------------
Frida Liberman                                      18 Meir Baal Hanes St.                          43,334
                                                    Ramat Gan, Israel, 52364
-------------------------- ------------------------ ----------------------------------------------- ------------------
Roxelane iic.              Hagit Akerman            14 Abba Hillel Silver St.                       50,000
                           Manager                  Ramant Gan, Israel
-------------------------- ------------------------ ----------------------------------------------- ------------------
Haim Ashkenazi                                      Kugel St.                                       36,667
                                                    Holon, Israel, 58268
-------------------------- ------------------------ ----------------------------------------------- ------------------
I.A.A.T limited            Itzhak Toub              P.O.B 556 Main Street                            36,667
                           Director                 Charlestown, Nevis
                                                    West Indies
-------------------------- ------------------------ ----------------------------------------------- ------------------
Fredy Ornath                                        Beit Zuri St.                                   1,601,665
                                                    Tel Aviv, Israel,
-------------------------- ------------------------ ----------------------------------------------- ------------------
Refael Plat                                         Kibutz Dovrat                                   33,333
                                                    Israel, 19325
-------------------------- ------------------------ ----------------------------------------------- ------------------
The S.Z Management         Gerhard Burscher         P.O.B 556 Main Street                           170,000
Corporation                Director                 Charlestown, Nevis
                                                    West Indies
-------------------------- ------------------------ ----------------------------------------------- ------------------
Shlomo Friedman                                     2631 Violet St.                                 14,166
                                                    North Vancouver, BC V7H 1H2
-------------------------- ------------------------ ----------------------------------------------- ------------------

3.    Wire Instructions

      ====================================================================

         HSBC BANK USA, NEW YORK
      --------------------------------------------------------------------

      --------------------------------------------------------------------

      --------------------------------------------------------------------

         ACCOUNT NAME:                               CLARK, WILSON
      ====================================================================


        PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE YOUR NAME AND OUR FILE
                      NO. [27517-2 / BP(Lawyer's Initial)]